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EX-99.906CERT

                                 EXHIBIT 10 (b)
                          RULE 30a-2(b) CERTIFICATIONS

     In connection with the Report of Cohen & Steers Quality Income Realty Fund, Inc. (the "Company") on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Steers, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 'SS'1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ Robert H. Steers
                                         ---------------------------------------
                                         Robert H. Steers
                                         Chief Executive Officer
                                         Date: February 27, 2004



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                                 EXHIBIT 10 (b)
                          RULE 30a-2(b) CERTIFICATIONS

     In connection with the Report of Cohen & Steers Quality Income Realty Fund, Inc. (the "Company") on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Cohen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 'SS'1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ Martin Cohen
                                         ---------------------------------------
                                         Martin Cohen
                                         Chief Financial Officer
                                         Date: February 27, 2004